UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 12, 2023

Yijia Group Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-218733	35-2583762
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 N Gould St., Suite 22545

Sheridan, WY 82801

(Address of principal office)

(310) 266-3738

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.01 Changes in Control of Registrant.

Mr. Xianchang Ma, previously the sole Director and Chief Executive Officer of Yijia Group Corp. (the “Company”), passed away on August 3, 2023. On September 12, 2023, Ms. Caihong Qu, Mr. Xianchang Ma’s sole heir, was allocated 5,066,250 shares of the Company’s common stock at a consideration of $0. As of this transfer, Ms. Qu possesses a beneficial interest in 5,066,250 shares of common stock of the Company constituting approximately 86.3% of the issued and outstanding shares of the Company as of September 12, 2023 and constituting control of the Company. Effective September 13, 2023, the Board comprises Ms. Qiuping Lu and Mr. Ruiming Zhou. Ms. Qiuping Lu has been appointed as the Chief Executive Officer, President, and Chief Financial Officer of the Company. There exist no other arrangements required to be disclosed under Item 403(c) of Regulation S-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Xianchang Ma, previously the Chief Executive Officer, President, Chief Financial Officer and Director of the Company, passed away on August 3, 2023.

On September 13, 2023, the majority shareholder inducted Ms. Qiuping Lu, and Mr. Ruiming Zhou to the Board. On September 13, 2023, the Board resolved to appoint Ms. Qiuping Lu as the Chief Executive Officer, President, Chief Financial Officer of the Company. There are no current or proposed transactions in which Ms. Qiuping Lu or Mr. Ruiming Zhou has an interest that is required to be disclosed under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”).

Ms. Lu, aged 51, served as the CEO and CFO of China Herb Group Holdings between 2014 and 2019. Ms. Lu is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Ms. Lu and any other persons pursuant to which she was appointed as Director of the Company.

Mr. Zhou, aged 56, graduated from the First Vocational School of Ba Meng, Inner Mongolia. Since June 2017, he has been serving as a director at Shandong Tengjunxiang Biotechnology Co., Ltd. Mr. Zhou is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Zhou and any other persons pursuant to which she was appointed as Director of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2023

YIJIA Group Corp.

By:	/s/ Qiuping Lu
Qiuping Lu
Chief Executive Officer and Director (Principal Executive Officer)

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